SCUDDER                                                        [logo]

Scudder Global Discovery Fund

Supplement to Prospectus
Dated March 1, 1998

Effective April 16, 1998, Scudder Global Discovery Fund (the "Fund") will no longer be widely available. Shareowners of funds in the Scudder Family of Funds as of April 15, 1998, their immediate family members residing at the same address and the following groups will continue to be eligible to purchase shares of the Fund on a no-load basis:

o  Certain retirement, employee stock, bonus, pension and profit sharing plans;

o Any accounts managed or advised by Scudder Kemper Investments, Inc. (the "Adviser");

o  Certain partnership and corporate shareholders and other eligible groups;

o Clients of registered investment advisers ("RIAs") and registered certified financial planners ("CFPs") invested in funds in the Scudder Family of Funds as of April 15, 1998.

In addition, other RIAs and CFPs who have clients participating in comprehensive fee programs may enter into an agreement with the Adviser to purchase shares on a no-load basis.


February 20, 1998